® 1 ® HOSTESS BRANDS April 2017

® DISCLAIMERS 2 Forward Looking Statements This investor presentation contains statements reflecting our views about our future performance that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. Hostess undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding our reputation and brand image; protecting our intellectual property rights; leveraging our brand value to compete against lower-priced alternative brands; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; operating in a highly competitive industry; our continued ability to produce and successfully market products with extended shelf life; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; increased costs in order to comply with governmental regulation; general political, social and economic conditions; a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; our insurance may not provide adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; our ability to achieve expected synergies and benefits and performance from our strategic acquisitions; dependence on key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” in the preliminary prospectus supplement and accompanying prospectus and from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess’ management’s best view as to information that is not publicly available. Hostess has transitioned to a new Nielsen database for Market Share and Industry Data. All prior periods have been restated utilizing the updated database. Pro Forma Combined Financial Information Hostess Brands, Inc. acquired a controlling interest in Hostess on November 4, 2016 (the ”Business Combination”). Unless otherwise noted, financial information for 2016 is presented on a pro forma combined basis given effect to the Business Combination as if it occurred on January 1, 2016. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow and Free Cash Flow Conversion. In this Investor Presentation, Adjusted EBITDA and Adjusted Gross Profit exclude certain add-backs. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Adjusted Gross Profit Margin represents Adjusted Gross Profit divided by net revenues, Free Cash Flow is defined as Adjusted EBITDA minus capital expenditures, and Free Cash Flow conversion is defined as Free Cash Flow divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable GAAP measures in the Appendix. Hostess believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hostess’ financial condition and results of operations. Hostess’ management uses these non-GAAP measures to compare Hostess’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess’ board of directors. Hostess believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow, Free Cash Flow Conversion and other non-GAAP measures differently, and therefore Hostess’ Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Free Cash Flow , Free Cash Flow Conversion and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Totals in this Investor Presentation may not add up due to rounding.

® 3 AGENDA COMPANY OVERVIEW INVESTMENT HIGHLIGHTS GROWTH DRIVERS FINANCIAL OVERVIEW APPENDIX 2 1 4 3

® COMPANY OVERVIEW 1 4

® 5 Kansas City, MO Product portfolio with numerous iconic brands #2 market position in $6.5bn Sweet Baked Goods category Modern and efficient national manufacturing system Direct to Warehouse distribution model driving industry leading profitability Proven platform with multiple avenues of growth KEY HIGHLIGHTS 2016 Net Sales(1)(2): $728m 2016 Adj. EBITDA(1)(3): $215m % Adj. EBITDA margin(3): 30% HOSTESS BRANDS AT A GLANCE Iconic American brand delivering new and classic sweet treats to our customers for generations Source: Nielsen U.S. total universe, 52 weeks ending 2/25/17. (1) Does not include Superior pre-acquisition sales and Adjusted EBITDA results of $13.8m and $2.0m, respectively. (2) Financial results for 2016 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information.” (3) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures.

# BUSINESS TRANSFORMATION


Hostess Brands
Shelf-life Technology
Warehouse Model

## Established a best-in-class financial position

| Strong sales growth trajectory | Industry-leading Adj. EBITDA margins of ~30%[1] | Significant Adj. EBITDA to Free Cash Flow Conversion[2] | Clean balance sheet – No legacy issues |
|---|---|---|---|

Note: See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures.

(1) See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. Based on EBITDA margins of a group of selected competitors per company fillings and FactSet data as of 4/7/2017.

(2) Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Capex includes maintenance capex and expansion capex.

6

# STRONG MARKET POSITION IN KEY SEGMENTS



32%
Snack Cakes
$1.7B
Twinkies®, Zingers®, CupCakes, Ding Dongs®, Ho Hos®
23%
Donuts
$1.5B
Donettes
Breakfast pastries, Danish $1.3B
Danish, Honey Buns, Sweet Rolls
7%
Mini and Jumbo Muffins
$482M Muffins
10%
$308M Blondies, Brownies
12%
$805M SBG Cookies
Pies, Bars & Other $459M
Fruit Pie
9%
Sub-category where Hostess does not currently participate
= Hostess Share of Retail Sales

**Sweet Baked Goods ("SBG") – $6.5 billion of retail sales in 2016, 13% increase since relaunch**



SUPERIOR ON MAIN

Recent acquisition of **Superior** opens the door to the growing **$8.2bn In-Store Bakery ("ISB") channel**

Source: Nielsen U.S. total universe, 52 weeks ending 2/25/17. Nielsen Perishable Group, In-Store Bakery, 52 Weeks ending 12/31/16.
Note: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database.
Sweet Baked Goods category includes items determined to be 'Commercial Sweet Baked Goods' (items wrapped for individual sale); All Fresh Bakery products are excluded from the scope; Sunbelt Granola Bars are the only Granola Bars included – because they are a part of McKee's total SBG business and targeted for sale with SBG items. Only SBG Cookies or non-traditional aisle-cookies included (e.g., Nutty Fudge Bars, Oatmeal Cream Sandwiches, Whoopie Pies).

Hostess 7

# BRAND STRENGTH DRIVING GROWTH AND CATEGORY

## Special emotional relationship with consumers



96
year
history
90%+
Brand
awareness
I SAVED THE TWINKIE

## Selling at a premium price point to the competition[1]



($ / lb.)
81% premium
$2.62
$3.40
$4.34
$4.41
$4.75
SBG Avg. $3.62
Private label
TASTYKAKE
Entenmann's
Hostess

## Significant runway for further growth[2]

Despite two years of rapid gains, a ~6% gap remains to OldCo



11.1%
13.7%
15.6%
16.7%
16.9%
22.8%
2H13
2014
2015
2016
52-wk ending 2/25/17
OldCo
Hostess Market Share

## Driving category growth

Hostess has contributed over 100% of SBG's recent 52 week category growth



Category growth
Hostess hiatus[3]
Category growth since relaunch[1]
13%
(8%)
Hostess' contribution[1]
Hostess
All Other
174.5%
(74.5%)
Recent 52 weeks

Note: Market share based on retail sales dollars. Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database.

(1) Nielsen U.S. total universe, 52 weeks ending 2/25/2017.

(2) Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/13/2012 (we refer to the 12-week period prior to the shutdown of the legacy Hostess business as "OldCo"), 24 weeks ending 1/4/2014, 52 weeks ending 1/3/2015, 1/2/2016, 12/31/2016, and 52 weeks ending 2/25/2017.

(3) Nielsen U.S. total universe, 12 weeks ending 10/13/2012 compared to 12 weeks ending 1/26/2013.

8

® 9 KEY INVESTMENT HIGHLIGHTS 2

® KEY INVESTMENT HIGHLIGHTS Hostess is a $1.1bn brand at Retail with significant upside potential 10Source: Nielsen U.S. total universe, 52 weeks ending 2/25/17. Iconic American brand synonymous with snacking Innovation engine across product lines DTW distribution driving margins and channel penetration Experienced management team that will continue to deliver

® EMOTIONAL BRAND CONNECTION U.S. consumers share a special emotional relationship with the 96 year old Hostess, a brand that defines the rapidly growing “Indulgent Snacking” trend ICONIC BRAND SYNONYMOUS WITH SNACKING Delivering New and Classic Sweet Treats 11

® INNOVATION ENGINE ACROSS PRODUCT LINES Successes in 2016 12 The Return of Suzy Q Brownie Innovation Twinkies Innovation Note: M&M’s is a registered trademarks of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc. New & Improved Whole Grain Mini Muffins Premium Seasonal E-Commerce

® DTW DISTRIBUTION DRIVING MARGINS AND CHANNEL PENETRATION Competitively advantaged business model 13 Warehouse model Close partnerships with third party distributors Enhanced in-store merchandising capabilities Compelling retailer economics Expanded distribution reach

# DTW DISTRIBUTION DRIVING MARGINS AND CHANNEL PENETRATION

## Clear road to capitalizing on channel opportunity


Hostess Share of Retail Sales – Small Formats
49.1%
26.3%
20.4%
0.9%
33.2%
21.5%
Total US Drug
Total US Dollar
Total US Convenience
$93M
$320M
$2.3B


Hostess Share of Retail Sales – Large Formats
1.7%
1.4%
19.3%
17.0%
19.1%
12.4%
Total US Club (excludes Costco)
Total US Mass
Total US Food
$262M
$1.2B
$2.3B
Total Category Size
OldCo
2016

Source: Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/13/2012 ("OldCo") compared to 52 weeks ending 2/25/2017. Market share based on retail sales dollars. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. Club does not include Costco, only Sam's and BJ's.

14

® EXPERIENCED SENIOR LEADERSHIP 15 Dean Metropoulos Executive Chairman Bill Toler President & CEO Tom Peterson EVP & CFO Michael Cramer EVP & Chief Administrative Officer Andrew Jacobs SVP & Chief Customer Officer Stuart Wilcox SVP & COO Burke Raine SVP & CMO Jolyn Sebree SVP, General Counsel & Corporate Secretary

® 16 GROWTH DRIVERS 3

# HOSTESS HAS SIGNIFICANT ROOM FOR GROWTH


IN-STORE BAKERY
INTERNATIONAL
FREEZER AISLE
NEW FILLINGS
BFY
NEW FLAVORS
Hostess
NEW FORMS
CLUB
LICENSING
FRIDAYS
Nestle
FOODSERVICE
TODAY(1)
$1.1B
IN-AISLE WHITE SPACE(2)
~1.5x potential
NEW AISLES AND CHANNELS(2)
~2.0x potential

(1) Current sales, AC Nielsen total universe, 52 weeks ending 2/25/17.
(2) Estimated based on assumptions of reasonable share gains against market size in new snack categories.

17

® 16.9% 22.8% 52 weeks ending 2/25/2017 OldCo FURTHER STRENGTHEN THE CORE BUSINESS Hostess Still Has Significant Headroom For Growth and Share Gains 18 Notes: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. (1) Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/13/2012 (“OldCo”) compared to 52 weeks ending 2/25/2017. Market share based on retail sales dollars. Hostess $ share of SBG category(1)  Distribution expansion (more items in more stores)  Custom SKUs  Seasonal flavors  Display execution  Portfolio optimization  eCommerce 5.9% gap to OldCo Significant Upside Remains

® INNOVATION & LINE EXTENSIONS Launching in 2017 19 Cinnamon Sugar Crunch Donettes White Fudge Twinkies Innovation Peanut Butter Apple Streusel Cupcake Expansion

® WHITESPACE OPPORTUNITY In-Store Bakery (sweets) is a $8.2 billion category 20 Source: Nielsen Perishable Group, In-Store Bakery, 52 Weeks ending 12/31/16. Note: Total In-Store Bakery was $11.6 Billion for 52 weeks ending 12/31/16. ISB – $ Share Breakfast Bakery 30% Desserts and Sweet Snacks 70%

® WHITESPACE 21 Frozen Aisle Schools Club Channel Licensing Canada Foodservice

® 22 FINANCIAL OVERVIEW 4

® $555 $621 2014A 2015A 2016A SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL 23 Net Revenue(1)(2) ($ in millions) Adjusted Gross Profit(1)(2)(3) ($ in millions) $234 $265 2014A 2015A 2016A % Adj. Gross Profit Margin(3) 42% 43% 43% Adjusted EBITDA(1)(2)(3) ($ in millions) $145 $178 2014A 2015A 2016A % Adj. EBITDA Margin(3) 26% 29% 30% $316 $215 17% 12% Total increase $173m $728 (1) Does not include Superior pre-acquisition 2016 sales of $13.8m, adj. gross profit of $3.5m, and adj. EBITDA of $2.0m. (2) Financial results for 2016 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information.” (3) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures.

® ATTRACTIVE MARGINS RELATIVE TO PEERS 24 Notes: FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA is a non-GAAP metric. (1) See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures. (2) Represents FY2016 Hostess FCF Conversion; Adj. EBITDA – $215.3 million, Capex $35.1 million; Hostess FY2016 FCF Conversion of 83.7%. STRONG MARGIN PROFILE Established margin structure driven by… The health of the SBG category Hostess is a leading brand sold at a premium price Highly efficient operating model Hostess’ competitively advantaged business model contributes to its best in class financial position Approximately 30% FY2016 Adjusted EBITDA Margins(1) 84% FY2016 Free Cash Flow Conversion(1)(2)

® EFFICIENT AND SCALABLE MANUFACTURING FOOTPRINT WITH DIRECT-TO-WAREHOUSE DISTRIBUTION 25 (1) ISB consists of Superior, which we purchased in May 2016, and which manufactures and distributes eclairs, madeleines, brownies, and iced cookies in the ISB section of grocery and club retailers. (2) From 2013 acquisition through December 31, 2016.  Highly efficient production system  Investments made in state of the art manufacturing technology and automated packaging on certain high volume production lines  Enhanced merchandising capabilities  Expansion of core distribution and channel penetration  Improved inventory management Kansas City, MO ~$160 million of capital invested in operations and systems (2) 3 Distribution centers (third-party) Headquarters3 SBG baking facilities 2 ISB(1) baking facilities

® SUSTAINABILITY OF MARGINS 26 Well invested manufacturing capabilities to leverage Fully built out SG&A and distribution with no legacy costs Premium pricing supported by superior penny profits for retailers

® STRONG CASH FLOW ENABLES MULTIPLE VALUE CREATION OPPORTUNITIES 27 Notes: FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA is a non-GAAP metric. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP measures and reconciliations to the comparable GAAP measures. Financial results for 2016 are presented on a pro forma combined basis. See “Pro Forma Combined Financial Information.” (1) Represents FY2016 Hostess FCF Conversion; Adj. EBITDA – $215.3 million, Capex $35.1 million; Hostess FY2016 FCF Conversion of 83.7%. 84% FY2016 Free Cash Flow Conversion (1) Debt paydown Future M&A Investment in manufacturing capabilities Innovation & incremental brand investment Cash available for: (after tax related obligations)

® CONCLUDING REMARKS Differentiated Business Model Drives Continued Growth 28 Hostess is well positioned for future growth… Warehouse distribution unique in SBG category Supports strength of innovation pipeline and speed-to-market Compelling opportunity for continued market share and volume gains across distribution channels

® 29 APPENDIX

# HOSTESS NON-GAAP RECONCILIATIONS

## Adjusted EBITDA

| $ in millions | Successor 4-Nov-16 to 31-Dec-16 | Predecessor 1-Jan-16 to 31-Dec-16 | Pro Forma Combined, Year Ended 31-Dec-16 | Year Ended 31-Dec-15 | Year Ended 31-Dec-14 |
|---|---|---|---|---|---|
| Net income (loss) | ($8.5) | $60.4 | $82.4 | $88.8 | $81.5 |
| Plus non-GAAP adjustments: | | | | | |
| Income tax provision | (7.8) | 0.4 | 32.9 | – | – |
| Interest expense, net | 6.6 | 60.4 | 51.4 | 50.0 | 37.4 |
| (Gain) loss on debt extinguishment[1] | (0.8) | – | (0.8) | 25.9 | – |
| Depreciation and amortization | 5.8 | 10.3 | 36.5 | 9.8 | 7.1 |
| Executive chairman agreement termination and execution[2] | 26.7 | – | – | – | – |
| Unit-based compensation | – | 3.9 | – | 1.4 | 0.4 |
| Other (income) expense[3] | 0.8 | 1.6 | 2.4 | (8.7) | 0.6 |
| Business combination transaction costs[4] | – | 31.8 | 0.6 | – | – |
| Impairment of property and equipment[5] | – | 7.3 | 7.3 | 2.7 | 13.2 |
| Loss on sale/abandonment of property and equipment and bakery shutdown costs[6] | – | 2.6 | 2.6 | 4.2 | 5.2 |
| Inventory fair value adjustment[7] | 8.9 | – | – | – | – |
| Special employee incentive compensation[8] | – | 4.7 | – | 3.9 | – |
| **Adjusted EBITDA** | **$31.9** | **$183.4** | **$215.3** | **$177.9** | **$145.3** |
| **Net Revenue** | **$112.0** | **$615.6** | **$727.6** | **$620.8** | **$554.7** |
| **EBITDA Margin (Adjusted EBITDA divided by Net Revenue)** | **28.5%** | **29.8%** | **29.6%** | **28.7%** | **26.2%** |
| **Capital Expenditures** | **$6.5** | **$28.6** | **$35.1** | **$25.1** | **$51.1** |
| **FCF Conversion (Adjusted EBITDA – Capital Expenditures divided by Adjusted EBITDA)** | **79.6%** | **84.4%** | **83.7%** | **85.9%** | **64.9%** |

Footnotes on following page.

30

® HOSTESS NON-GAAP RECONCILIATIONS Adjusted EBITDA 31 Footnotes from prior page: (1) For the Successor period November 4, 2016 through December 31, 2016 and pro forma combined year ended December 31, 2016, we recorded a gain on extinguishment of Former First Lien of $0.8 million, which consisted of penalties of $3.0 million, the write-off of deferred financing costs of $0.2 million net of debt premium write-offs of approximately $4.0 million. For the year ended December 31, 2015 (Predecessor), we recorded a loss on extinguishment related to our 2013 Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. (2) For the Successor period November 4, 2016 through December 31, 2016, we expensed $26.7 million related to stock awarded to Mr. Metropoulos as required under his new employment arrangements. (3) For the Successor period November 4, 2016 through December 31, 2016, we recorded expenses of $0.8 million which primarily consisted of legal and professional fees and other post-Business Combination costs such as fees related to securities filings. For the Predecessor period from January 1, 2016 through November 3, 2016, other expense consisted of transaction costs attributable the pursuit of a potential acquisition that has since been abandoned, offset partially by a gain from the settlement of the Grain Craft peanut recall matter of approximately $0.8 million. For the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and certain “know how” in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to the pursuit of a potential sale transactions. For the year ended, December 31, 2014, other expense was $0.6 million. (4) For the Predecessor period from January 1, 2016 through November 3, 2016, business combination transaction costs consisted primarily of professional and legal costs. (5) For the period January 1, 2016 through November 3, 2016, and for the pro forma combined year ended December 31, 2016, we closed multiple production lines at the Indianapolis, Indiana bakery and transitioned production to other facilities resulting in a loss of $7.3 million. (6) For the period January 1, 2016 through November 3, 2016, and for the pro forma combined year ended December 31, 2016, we incurred a loss on a sale/abandonment of property and bakery shutdown costs of $0.3 million, primarily due to utilities, insurance, taxes and maintenance expenses related to the Schiller Park, Illinois bakery. In addition, we incurred losses of approximately $2.6 million related to equipment that we no longer intended to use or had idled. (7) For the Successor period November 4, 2016 through December 31, 2016, we re-measured inventory at fair value at the Closing Date, resulting in additional non-cash cost of goods sold of $8.9 million. (8) For the Predecessor period January 1, 2016 through November 3, 2016, a special bonus payment of $2.5 million and $2.2 million was paid to employees at the bakery facilities and corporate employees, respectively, as compensation for their efforts in the Business Combination. For the year ended December 31, 2015, a special bonus payment of $2.6 million and $1.3 million was paid to employees at the bakery facilities and corporate employees, respectively, as compensation for their efforts in the recapitalization of the Company.

® 32Footnotes on next page HOSTESS NON-GAAP RECONCILIATIONS Adjusted Gross Profit $ in millions Successor 4-Nov-16 to 31-Dec-16 Predecessor 1-Jan-16 to 31-Dec-16 Pro Forma Combined, Year Ended 31-Dec-16 Year Ended 31-Dec-15 Year Ended 31-Dec-14 Net revenue $112.0 $615.6 $727.6 $620.8 $554.7 Cost of goods sold 73.3 346.9 411.6 356.0 320.8 Special employee incentive compensation – 2.2 – 2.6 – Gross Profit – US GAAP $38.7 $266.5 $316.0 $262.2 $233.9 Add back: Special employee incentive compensation(1) – $2.2 – $2.6 – Inventory fair value adjustment(2) $8.9 – – – – Adjusted Gross Profit $47.6 $268.7 $316.0 $264.9 $233.9 Gross Margin – GAAP 34.6% 43.3% 43.4% 42.2% 42.2% Adjusted Gross Margin 42.5% 43.7% 43.4% 42.7% 42.2% (1) For the Predecessor period January 1, 2016 through November 3, 2016, a special bonus payment of $2.2 million was paid to employees at the bakery facilities as compensation for their efforts in the Business Combination. For the year ended December 31, 2015, a special bonus payment of $2.6 million was paid to employees at the bakery facilities as compensation for their efforts in the recapitalization of Hostess. (2) For the Successor period November 4, 2016 through December 31, 2016, the Company re-measured inventory at fair value at the Business Combination date, resulting in additional non-cash cost of goods sold of $8.9 million.

# WARRANT IMPACT ON EQUITY

## Overview

- There are currently **37.5m public warrants** and **19.0m private warrants** outstanding.
- Each warrant is convertible into half a share at a strike price of $5.75 (**effective strike price of $11.50 per share**).
- Public warrants can be **called for redemption for $0.01 per warrant** when Hostess' share price meets or exceeds **$24.00**[(2)]
- Dilutive impact of warrants is accounted for using the **treasury stock method**.
- Metropoulos may be granted additional shares **contingent on achieving certain EBITDA targets** for the years ended December 31, 2017 and December 31, 2018. These shares are not included in these calculations.[(3)]

## Treasury stock method

(in millions other than per share data)

### Shares issued

| | |
|---|---|
| Warrants outstanding (public + private) | 56.5 |
| (x) Shares issued per warrant | 0.5 |
| **Illustrative shares issued** | **28.3** |

### Shares repurchased

| | |
|---|---|
| Illustrative shares issued | 28.3 |
| (x) Strike price per share | $11.50 |
| **Illustrative proceeds from warrant exercise** | **$324.9** |
| (÷) Current share price[(1)] | $15.68 |
| **Illustrative shares repurchased** | **20.7** |

### Net shares issued

| | |
|---|---|
| Illustrative shares issued | 28.3 |
| (-) Illustrative shares repurchased | 20.7 |
| **Illustrative net shares issued** | **7.5** |

## Impact on equity value

(in millions other than per share data)

### Diluted shares outstanding

| | |
|---|---|
| Class A shares outstanding | 99.3 |
| Class B shares outstanding | 31.1 |
| (+) Illustrative new shares issued | 7.5 |
| **Diluted shares outstanding** | **137.9** |

### Equity value calculation

| | |
|---|---|
| Diluted shares outstanding | 137.9 |
| (x) Current share price[(1)] | $15.68 |
| **Hostess equity value** | **$2,162.6** |

### Impact on earnings per share

| | |
|---|---|
| Class A shares outstanding | 99.3 |
| (+) Illustrative new shares issued | 7.5 |
| **Share count for EPS calculations** | **106.8** |

Note: All dilution and repurchase information is for illustration only. Actual could differ from illustration.
(1) Share price as of 4/13/2017.
(2) For any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.
(3) Metropoulos may be granted up to 8.25m shares pursuant to certain earn-out agreements entered into in connection with the Business Combination. No amounts were accrued for these earn-outs as of December 31, 2016, as management determined that it was not probable the applicable thresholds would be met.

33

® GLOSSARY 34 Term Definition BFY Better-for-you ISB In-store bakery SBG Sweet baked goods SKU Stock keeping unit